Exhibit 99.2

Corporate Overview August 2024

2 Forward - looking statements This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding our clinical development plans and timelines and the initial safety and efficacy profiles of CNTY - 101 are forward - looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements. In some cases, you can identify forward - looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward - looking statements in this presentation are only predictions. We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our dependence on the success of our lead product candidate, CNTY - 101; the ability of CNTY - 101 to be administered as part of a multi - dose strategy and to enable responses without lymphodepletion; uncertainties inherent in the results of preliminary data, pre - clinical studies and earlier - stage clinical trials, which may not be predictive of final results or the results of later - stage clinical trials; the timing of and our ability to successfully enroll the Phase 1 SLE and LN trial; the timing of and our ability to enter dose expansion of the Phase 1 R/R CD19 - positive B - cell lymphomas trial ; our ability to obtain FDA clearance of our future IND submissions and commence and complete clinical trials on expected timelines, or at all; our reliance on the maintenance of certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of geopolitical issues, banking instability and inflation on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our clinical trials as well as third - party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; our ability to recruit and maintain key members of management and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward - looking statements as predictions of future events. The events and circumstances reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

3 Century Therapeutics: Building an industry - leading, next - generation allogeneic iPSC - derived cell therapy platform LIMITLESS POTENTIAL… PRECISION DESIGN… ENDURING IMPACT… Foundational investments in iPSC technology, genetic editing, protein engineering, and manufacturing Progressing differentiated clinical programs based on Allo - Evasion TM technology in oncology and autoimmune diseases Well - capitalized into 2026 to enable delivery on key milestones and clinical data

Overview of Foundational Platform Technologies

5 Century’s singular focus: To deliver best - in - class iPSC - derived cell therapies Century platform enables the incorporation of critical features we b elieve can only be realized via iPSC - derived cell therapies Infinite replicative capacity at the iPSC stage enables potentially unlimited genomic editing via CRISPR HDR Single cell cloning of engineered iPSC allows selection of a fully characterized clone for a master cell bank, ensuring safety and functional reproducibility of the final drug product Production from a master cell bank – derived from a single donor – enables larger batch sizes and lower cost of goods than donor - derived or autologous Platform capable of fully leveraging multiple advances in synthetic biology into a single product Differentiation conditions developed for generating multiple immune effector cells , including NK cells, CD4+ T cells (Th and Treg), CD8+ T cells, monocytes / macrop hages Cell expansion during multiple stages of differentiation yields large cell harvests, decreasing risk of cell exhaustion, reducing COGs and providing robust drug inventory that is potentially infinitely replenishable

6 Century’s next - generation allogeneic iPSC technology platform: Versatility and unprecedented control Rapid Integration of major advances in product functionality and manufacturability iPSC iT cell iNK cell SINGLE CELL CLONING POST GENE EDITING AND CHARACTERIZATION DIFFERENTIATION Consistency Yield Fitness: No exhaustion Allo - Evasion TM Homeostasis/ persistence Modulation of TME Safety switch Integration of advances in synthetic biology Product design Manufacturing Engineered iPSC MCB

7 Precision CRISPR MAD7 mediated sequential gene editing of iPSC cells generates uniform product candidates Multiple gene edits (KO/KI) iPSC bank Engineered iPSC Master Cell Bank (MCB) Sequential selection steps iSPC Precision Engineering CRISPR - mediated HDR (MAD 7) Advantages of Century’s Platform Precise CRISPR mediated homology directed repair reduces off - target integration Stepwise and efficient gene editing avoids risky multiplex modification and structural variants Quality control through generation of homogenous MCB establishes genomic product integrity Manufacturing begins at the MCB, confirmed to be free from genetic aberrations

8 Allo - Evasion TM edits + repeat dosing = potential greater durability Potential to drive durable responses with engineering to resist immune rejection Next - wave of allogeneic cell therapies must solve for challenge of rejection With Allo - Evasion TM engineering Without Allo - Evasion TM engineering

9 Advancing our leadership in Allo - Evasion TM technology Continuous improvement in holistic immune protection designed to overcome major pathways of host vs. graft rejection Allo - Evasion TM 1.0 Allo - Evasion TM 3.0 Allo - Evasion TM 5.0 b 2M KO (HLA - I) CIITA KO (HLA - II) CD8 + T Cell CD4 + T Cell Pan NK Inhibitory ligand Fc NK cell 1 2 Core edits disarm host cells from eliminating therapy Deletion of β 2M, a protein required to express HLA - 1 on the cell surface prevents recognition by CD8 T cells Knock out of CIITA eliminates HLA - II expression to escape elimination by CD4 T cells Knock - in of HLA - E prevents killing by NK cells Allo - Evasion TM 1.0 edits plus the incorporation of: Knock - in of HLA - G improves protection against killing by NK cells Deletion of β 2M, a protein required to express HLA - 1 on the cell surface prevents recognition by CD8 T cells Knock out of CIITA eliminates HLA - II expression to escape elimination by CD4 T cells Pan - NK inhibitory ligand to provide broader protection against killing by NK cells IgG degrading protease designed to protect against humoral immunity

10 Foundational investments in iPSC manufacturing Established in - house manufacturing Developing fit - for - purpose products • Century 53,000 ft 2 GMP facility • Designed to produce multiple immune cell types • Accelerates learnings and enables faster product iteration • Two sites (FCDI GMP manufacturing, Century in - house manufacturing) provide optionality and maximizes flexibility • Increased process and product consistency • Scalable platforms and optimized processes to maximize yield, reduce COGs, and meet demand • Increased cell fitness, as cells do not undergo excessive expansion cycles which often result in cell exhaustion • Homogeneity of the manufacturing process produces a product candidate that can be readily characterized

Pipeline

12 Newly expanded and diversified pipeline Product candidates spanning cell types and targets in cancer and autoimmune diseases Clinical Product iPSC Platform Targets Indications Research IND - Enabling P1 P2 P3 Collaborator Autoimmune Diseases CNTY - 101 iNK CD19 B cell - mediated Autoimmune Diseases Autoimmune Diseases CNTY - 108 iNK / gd iT CD19 Autoimmune Diseases CLDE - 308 ab iT CD19 Autoimmune Diseases CLDE - 361 ab iT BCMA Myasthenia Gravis Hematologic and Solid Tumors CNTY - 101 iNK CD19 B - Cell Malignancies CNTY - 102 gd iT CD19 + CD22 B - Cell Malignancies CLDE - 308 ab iT CD19 B - Cell Malignancies CNTY - 104 iNK/iT Multi - specific AML CNTY - 106 iNK/iT Multi - specific MM CNTY - 107 gd iT Nectin - 4 Solid Tumors Research iT Not disclosed Solid Tumors Research iNK/iT TBD Hematologic and Solid Tumors ELiPSE - 1 CALiPSO - 1 Hematologic Tumors Autoimmune Diseases Solid Tumors

CNTY - 101 Clinical Programs

14 CNTY - 101: Differentiated next - gen CD19 targeted product Only cell therapy with six precision gene edits currently in the clinic Delivering on our vision to change the cell therapy treatment paradigm • Goal to improve durability, tolerability and ease of outpatient administration • Potential to eliminate need for lymphodepletion with subsequent cycles of therapy • First CD19 - targeted agent to test durability benefit of repeat dosing enabled by Allo - Evasion TM edits CNTY - 101 Allo - Evasion TM edits HLA - I Knockout IL - 15 HLA - II Knockout CD19 CAR HLA - E Safety Switch

15 CNTY - 101 in relapsed/refractory B - cell lymphomas Aim : To deliver durable responses via repeat dosing facilitated by Allo - Evasion TM and extending the period of pharmacologic pressure on tumor cells R/R: Relapsed or Refractory, NHL: Non - Hodgkin Lymphoma, CAR - T: Chimeric Antigen Receptor T cell therapy 1 Cappell , Nature Reviews Clinical Oncology (2023) Unmet need: Potential solution from Century’s platform: • Autologous CD19 CAR - T is curative in ~40% 1 of patients • Autologous CD19 CAR - T access is limited and/or can fail in manufacturing as quality is dependent on patient - derived starting material • Limited options and poor prognosis for patients who fail autologous CAR - T • Off - the - shelf product offers immediate access and consistency • Multiple doses to increase pharmacological pressure to increase durability • Host rejection addressed by Allo - Evasion TM edits

16 CNTY - 101: ELiPSE - 1 (NCT05336409) Phase 1 BOIN design Patients with CD19+ aggressive and high - risk indolent R/R B - NHL • Part 1 – Dose escalation – Schedule A: single dose – Schedule B: 1 dose per week x 3 weeks • Part 2 – Dose expansion BOIN: Bayesian Optimal Interval, DLT: Dose Limiting Toxicity; IL - 2: Interleukin - 2 (dose: 3e6 IU; subcutaneous) • DLBCL, HGBL, MCL, PMBCL, FL3B, FL, MZL • > 2 prior lines of therapy • Prior CD19 - targeted cell therapy allowed 1 Standard lymphodepletion regimen: fludarabine (30 mg/m/d) and cyclophosphamide IV (300 mg/m/d) for 3 days 2 Subjects who are assessed as stable disease or better may receive additional cycles of CNTY - 101 3 Subjects at DL4A did not receive IL - 2 on the day of CNTY - 101 infusion but did receive daily for 7 days

17 1 As of 27 March 2024 data cutoff, data collection ongoing 2 One subject received allogeneic CAR - T HRFL: High - risk follicular lymphoma; DLBCL: Diffuse large B cell lymphoma ; MZL: Marginal zone lymphoma; MCL: Mantle cell lymphoma Baseline characteristics N=12 safety evaluable 1 Median age (range, years) 70 (60 - 76) Male, n (%) 9 (75) NHL subtype, n (%) • DLBCL 7 (58) • HRFL 1 (8) • MCL 2 (17) • MZL 2 (17) Prior therapies, median (range) 4 (2 - 5) Response to last line of treatment, n (%) • Relapsed 3 (25) • Refractory 9 (75) Received prior autologous* CAR - T, n (%) 3 (25) • If no, why – Manufacturing fail 1 – Not eligible 3 – Not willing to wait 4 2 – Financial or reimbursement constraints 1 * 4 subjects received prior CAR T (3 autologous and 1 allogeneic) ELiPSE - 1 enrolled heavily pre - treated R/R B - NHL patients across 7 sites

18 Efficacy (n=10) • 30% CRR and 40% ORR across all dose levels and histologies • 40% CRR and 60% ORR at highest studied dose levels in Schedule A Safety & Tolerability (n=12) • No treatment discontinuations due to AES ; no GvHD • CRS: Grade 1 (N=2), Grade 2 (N=2) – Hypotension (n=1) and hypoxia (n=1) lasted <24hrs • ICANS: Grade 1 (N=1), resolved in <24hrs CNTY - 101 preliminary clinical data Favorable safety profile and encouraging efficacy across initial dose levels studied NE CR PR SD PD NE Dose (with LDC) Dose (no LDC) DLBCL: Diffuse large B cell lymphoma HRFL: High - risk follicular lymphoma MZL: Marginal zone lymphoma MCL: Mantle cell lymphoma 1 As of 27 March 2024 data cutoff date, data collection ongoing, efficacy based on Lugano criteria 2 Subject received prior allogeneic CAR - T CRR: Complete Response Rate, LDC: Lymphodepleting Chemotherapy, ORR: Overall Response Rate

19 cfDNA: Cell - free DNA, LD: Lymphodepletion Ramachandran, et al. 2023 ASH Annual Conference CNTY - 101 emerging pharmacokinetic profile 1 Cell - free DNA has short half - life in circulation, ranging from minutes to hours ( Khier and Lohan, Future Science 2018) • Transient detection of CNTY - 101 in circulation • CNTY - 101 persistence is detected via a novel cell - free ( cf ) DNA assay on Day 3 and beyond • CNTY - 101 cfDNA AUC trending to increase with dose • 3 / 4 pts who received an additional CNTY - 101 cycle without LD had CNTY - 101 cfDNA detected at Day 3+ PBMC genomic DNA Plasma cell - free DNA 1 Data is shown as mean ± SD for the initial cycle across subjects at each dose level in Schedule A as of May 1 st , 2024 data cutoff date.

20 ASH 2023 case study: Dose level 1 patient with 6 - month durable complete response *Data cutoff date of November 13, 2023; represents data verified post data cut ^Patient subsequently progressed Ramachandran, et al. 2023 ASH Annual Conference Multiple Doses of CNTY - 101, an iPSC - Derived Allogeneic CD19 Targeting CAR - NK Product, are Safe and Result in Tumor Microenvironment Changes Associated with Response: A Case Study Indu Ramachandran 1 , Sarah Rothman 1 , Mariano Clausi 1 , Kile McFadden 1 , Brenda Salantes 1 , Gloria Jih 1 , Thomas Brigman 1 , Sam Kelly 1 , Matthew S. Hall 1 , Stephanie Yee 1 , Iphigenia Koumenis 1 , Poulomee Das 1 , Jordan Briggs 2 , Tori Braun 2 , Ying Yuan 3 , Elizabeth Devlin 1 , Adrienne Farid 1 , Nikolaus Trede 1 , Tamara K. Moyo 5 , Tahir Latif 4 , Krish Patel 2 1 Century Therapeutics, Philadelphia, PA 2 Swedish Cancer Institute, Seattle, WA 3 MD Anderson Cancer Center, Houston, TX 4 Atrium Health Levine Cancer Institute, Charlotte, NC 5 University of Cincinnati Medical Center, Cincinnati, OH Sex/Age: Female/63 Tumor Subtype : Follicular Lymphoma Dose/Schedule : 100e6 cells x 1 per cycle (Dose Level 1; Schedule A) Prior Therapy : • 4 prior lines of therapy including anti - CD20, bispecific, and investigational therapy • High - risk R/R - Relapsed within 12 months of starting R - CHOP Initial Dose lympho - depletion No IL - 2 Additional Cycle 1 lympho - depletion IL - 2 Additional Cycle 2 IL - 2 Additional Cycle 3 IL - 2 Additional Cycle 4 IL - 2 Additional Cycle 5 IL - 2 Additional Cycle 6 IL - 2 IL - 2: Subcutaneous 3e6 IU for 8 days, except for initial cycle No lymphodepletion

21 ^Patient subsequently progressed Ramachandran, et al. 2023 ASH Annual Conference ASH 2023 case study: Early evidence of anti - lymphoma activity with durable 6 - month complete response ^ Baseline Post - initial dose (Day 28)

22 Allo - Evasion TM edits + repeat dosing without the need for LD With Allo - Evasion TM engineering Without Allo - Evasion TM engineering Allo - Evasion TM enables repeat dosing without the need for continued lymphodepletion Initial clinical evidence indicates no sign of allo - rejection for CNTY - 101 (ASH case study) Allo - Evasion TM provides potential to more tightly control drug exposure to enable sustained pressure on the target CNTY - 101 cells persist in tissues for at least 3 days as measured by cfDNA; observed with and without LD Clinical patient case from Ph1 ELiPSE - 1 trial. Detectable signal [+] was determined to be significantly above negative controls using two sample Poisson test, p < 0.05; transgene copies detected in 1 mL of plasma is indicated Anti - drug antibodies and functional humoral immune response against CNTY - 101 are not detected (seven cycles evaluated) ADCC CDC ELiPSE - 1 Clinical Data No LD ADCC: Antibody - dependent cellular cytotoxicity CDC: Complement dependent cytotoxicity

23 ELiPSE - 1 initial data: Key takeaways Heavily pretreated and refractory patient population treated in first - in - human dose escalation trial Favorable safety profile; can be delivered in an outpatient setting Encouraging early efficacy signals at initial 3 dose levels in Schedule A Novel cfDNA assay enables monitoring of CNTY - 101 persistence in extravascular space; AUC increase trending with dose Initial data for CNTY - 101 supports the potential for Allo - Evasion ۲ to enable a multi - dosing regimen without the need for continued lymphodepletion CR: Complete Response CNTY - 101’s manageable initial safety profile, initial response data, and PK/PD supports advancing to higher doses to potentially deepen and prolong clinical response

24 Key differentiators of CNTY - 101 in autoimmune disease treatment CNTY - 101: CD - 19 targeted iNK cell therapy with 6 precision gene edits including Allo - Evasion TM technology • Ph1 CALiPSO - 1 trial in B cell - mediated autoimmune diseases (Systemic Lupus Erythematosus and Lupus Nephritis) initiated in early 3Q24 • Currently being studied in Ph1 ELiPSE - 1 trial in R/R NHL Key differentiators in AID: (1) Allogeneic (2) NK cells (3) Allo - Evasion TM NK cells Allogeneic Allo - Evasion TM • Killing potency ≥ primary CAR - T • Trafficking to secondary lymphoid tissues and marrow favors pathogenic B - cell targeting • Limited in vivo expansion • Available “off - the - shelf” • No patient apheresis required • No manufacturing wait time • Platform enables lower COGs than donor - derived or autologous • Avoiding host immune rejection • Ability to repeat dose without continued lymphodepletion • Ability to retreat, if needed Tighter control over drug exposure: B - cell depletion without prolonged B - cell aplasia

25 CNTY - 101: Potential to drive B - cell depletion with tighter control over drug exposure More potent than primary CAR - T at B - cell killing in preclinical comparison CNTY - 101 more potent than primary CAR - T cells at B - cell killing at 24 hours in preclinical comparison Isolated B cells or CD19+ target cells were co - cultured with CNTY - 101 or primary CAR - T at several E:Ts in 96 - well U bottom plate s in NKCM with assay harvested at 24h. Assay plates were harvested and stained for Fixable Live/Dead. Cells were fixed and run on cytometer to determine Target+Dead Cell populations.

26 Opportunity in systemic lupus erythematosus and lupus nephritis to improve long - term disease control 1. Tian J, et al. Ann Rheum Dis 2023;82:351 – 356 http://dx.doi.org/10.1136/ard - 2022 - 223035 2. Mackensen A, et al.. Nature Medicine 2022 28:10 (2124 - 2132) https://doi.org/10.1038/s41591 - 022 - 02017 - 5 3. Muller, F et al NEJM 2024 390:687 https://www.nejm.org/doi/full/10.1056/NEJMoa2308917 CNS: Central Nervous System SLE: systemic lupus erythematosus LN: lupus nephritis • Abnormal B cell function and autoantibody production are central to disease pathogenesis • Major causes of morbidity and mortality involve multiple systems – Renal, CNS and cardiovascular involvement are major causes of morbidity and mortality • Chronic treatment with broad - acting anti - inflammatory and immunosuppressives • Current treatments fail to significantly impact morbidity in the moderate to severe population • Treatment toxicity and disease flares remain common • Challenges remain due to potential exposure to CRS and ICANS, product availability, and long - term risks including B - cell aplasia Estimated global prevalence of 3.4 million patients 1 Despite approved treatments, significant unmet need remains Autologous anti - CD19 CAR T cell therapies have established a promising efficacy proof of concept in SLE/LN

27 CNTY - 101: CALiPSO - 1 (NCT06255028) B cell - mediated autoimmune diseases Phase 1 study Inclusion: • Patients with moderate to severe SLE and LN after 2+ standard immunosuppressive therapies Endpoints: • Key endpoints: Safety, Lupus activity per clinical and laboratory assessments • Translational Endpoints: B - cell depletion, auto - antibody decline Trial ongoing; initial data expected by year - end 2024 Cycle 1 Cycle 2 No lymphodepletion Schedule • Dose level: 1000e6 LYMPHO - DEPLETION 28 - DAY DLT PERIOD* Patient Enrollment Up to N=30 101 DAY 1 DAY 8 101 101 DAY 15 101 DAY 1 DAY 8 101 101 DAY 15 RESPONSE ASSESSMENTS Months 2 - 12 *Response assessment conducted at one month; does not gate Cycle 2 DLT: Dose limiting toxicity

Discovery Programs

29 CNTY - 102: Leveraging the next generation γδ iT cell platform designed to deliver best - in - class potential Designed to address factors that limit durability of cell therapy in B - cell malignancies • γδ iT cells have distinct properties that provide optionality in the face of different biological challenges • Dual targeting designed to counter antigen escape relapse - a major limiting factor for durability of CD19 CAR T therapies • Armed with Allo - Evasion TM edits to enable repeat dosing to potentially deliver durable responses CNTY - 102 HLA - II KO γδ TCR/CD3 IL - 15/IL15RA HLA - E HLA - G HLA - I KO CD19/CD22 loop CAR Allo - Evasion TM Illustrative construct

30 CNTY - 107: First in class Nectin - 4 targeted γδ iT cell therapy Leveraging the power of the γδ iT cell platform for solid tumors Nectin - 4 has been validated by ADC approaches • Opportunity to address multiple Nectin - 4 positive solid tumors — Potential indications include bladder, breast, pancreatic, non - small cell lung cancer, esophageal/gastric, head and neck, and/or ovarian cancers 1 γδ iT allogeneic therapies provide potential to improve upon ADC toxicity profile and efficacy • Intrinsic homing of γδ iT cells to tissues and solid malignancies • Multi - tumor killing modalities to tackle heterogeneity 1. Cancer Res . 2016 May 15;76(10):3003 - 13 Tumor cell killing Allo - Evasion TM Cell Fitness Illustrative construct Nectin - 4 CAR CD16 PET reporter gene TCR Cytokine support CNTY - 107

Corporate Position & Upcoming Milestones

32 MULTIPLE NEAR - TERM CATALYSTS CASH RESOURCES Advancing next - generation iPSC - derived allogeneic NK and T cell therapy candidates for the treatment of cancer and autoimmunity Phase 1 ELiPSE - 1 trial of CNTY - 101 in B - cell malignancies • Progressing into dose expansion in 2H 2024 Phase 1 CALiPSO - 1 trial of CNTY - 101 in B - cell mediated autoimmune diseases • Initial clinical data expected by YE 2024 Cash runway into 2026 Ended 2Q24 with cash, cash equivalents, and investments of $ 269.6 M Differentiated pipeline based on Allo - Evasion ۲ technology x Potential to overcome limitations of conventional allogeneic cell therapy Encouraging preliminary clinical data from Phase 1 trial of CNTY - 101 in R/R B - cell lymphomas x Well - tolerated with early evidence of anti - lymphoma activity, and supports the ability to re - dose without lymphodepletion x Additional data from EliPSE - 1 announced, completed dose escalation Expansion into additional autoimmune indications x CALiPSO - 1 trial initiated; amended to include additional cohort of LN patients x CNTY - 101 has differentiated profile in AID (allogeneic, iNK with Allo - Evasion TM ) x Clade Therapeutics acquisition further expands and enhances autoimmune opportunities and platform technology In - house manufacturing capabilities x Ability to accelerate learnings and enable faster product iteration Pursuing additional autoimmune regulatory filings for CNTY - 101 in 2H 2024

33 Century Therapeutics: Building an industry - leading, next - generation allogeneic iPSC - derived cell therapy platform LIMITLESS POTENTIAL… PRECISION DESIGN… ENDURING IMPACT… Foundational investments in iPSC technology, genetic editing, protein engineering, and manufacturing Progressing differentiated clinical programs based on Allo - Evasion TM technology in oncology and autoimmune diseases Well - capitalized into 2026 to enable delivery on key milestones and clinical data